Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02116
Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/funds/closed-end-funds/barings-participation-investors

Barings Participation Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy

Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Barings LLC ("Barings") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Barings to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.barings.com/funds/closed-end-funds/barings-participation-investors; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.barings.com/funds/closed-end-funds/barings-participation-investors; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

TO OUR SHAREHOLDERS

October 31, 2016

We are pleased to present the September 30, 2016 Quarterly Report of Barings Participation Investors (the "Trust").

As I am sure you have noticed, in September we changed the name of the Trust from Babson Capital Participation Investors to Barings Participation Investors. The name change was made to clarify the Trust's relationship with the Trust's investment adviser, Barings LLC. Barings LLC, and its predecessors, has been the investment adviser for the Trust since the Trust's inception in 1988, and will continue in this capacity. Other than the name of the Trust, nothing else has changed – the Trust's investment objectives, philosophies and policies are unchanged; even the Trust's New York Stock Exchange trading symbol, "MPV", is unchanged. All we have is a new name – Barings Participation Investors.

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on November 18, 2016 to shareholders of record on November 7, 2016. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.23 per share of net investment income for the third quarter of 2016, compared to $0.25 per share in the previous quarter.

During the third quarter, the net assets of the Trust increased to $141,496,822 or $13.65 per share, compared to $139,379,949 or $13.46 per share on June 30, 2016. This translates into a 3.5% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 8.4%, 10.3%, 11.2%, 9.7% and 12.2% for the 1-, 3-, 5-, 10-, and 25-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price decreased 1.2% during the quarter, from $14.73 per share as of June 30, 2016 to $14.55 per share as of September 30, 2016. The Trust's market price of $14.55 per share equates to a 6.6% premium over the September 30, 2016 net asset value per share of $13.65. The Trust's average quarter-end premium for the 3-, 5- and 10-year periods was 1.5%, 8.2% and 7.4%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 9.0% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 5.6% for the quarter.

The Trust closed two new private placement investments, as well as four add-on investments in existing portfolio companies, during the third quarter. The two new investments were in Dunn Paper and Happy Floors Acquisition, Inc., while the four add-on investments were in Clarion Brands Holding Corp., CTM Holding, Inc., ERG Holding Company LLC and HVAC Holdings, Inc. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $5,327,000.

While deal flow remained relatively steady, our investment activity measured by new closed platform investments moderated during the third quarter as several opportunities took longer to complete and therefore did not close during the quarter. Some of these opportunities have now, in fact, closed allowing the fourth quarter to start off with good momentum. With a steady pipeline of investment opportunities, we remain cautiously optimistic about the prospects for new investment activity for the balance of 2016 and into early 2017. That said, high purchase price multiples, aggressive credit terms, increased competition in middle market finance, and the 2016 election all may have an impact on investment activity in the near term. Purchase multiples continue to remain above historical averages, and while leverage multiples appear to have stabilized, they also remain above historical averages. Furthermore, credit terms have loosened somewhat which has added risk to investment opportunities. While we continue to actively pursue new investments on behalf of the Trust, we do so cautiously and with credit discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken.

The Trust's remaining portfolio remains in good condition with the number of companies on our watch list and/or in default continuing to be below historical averages. We exited four investments during the quarter, three of which resulted in realized gains while one long-time troubled investment, Airworx, resulted in a loss. In one of the three successful exits, the Trust subsequently reinvested with the new buyer. We also had one company fully prepay its subordinated notes, one company partially prepay its subordinated notes, and one company refinance its subordinated debt with the Trust participating in the issue of new subordinated notes. Of note, the Trust continues to hold investments in a number of companies that we expect to be sold over the next two to three quarters.

While the Trust was able to maintain its $0.27 per share quarterly dividend for the third quarter, we must make note again, as we have for several quarters now, that this dividend level may not be sustainable. The Trust's net investment income per share from recurring sources of $0.25 for the third quarter was once again below the dividend rate. Net

(Continued)

investment income per share from recurring sources has been below the dividend rate for every quarter since the second quarter of 2012. As we have discussed in prior reports, net investment income is down principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that occurred in 2013 and 2014, and the challenges of replacing that level of exits and prepayments in a prudent and timely manner. Furthermore, competitive market conditions have put downward pressure on investment returns from what they were just a couple of years ago. While we have made some progress in rebuilding the private portfolio of late, it remains below its former size. Unless market conditions change dramatically, it is unlikely that we will be able to completely rebuild the portfolio back to its former size in the near term and grow net investment income sufficiently to maintain the quarterly dividend at current levels. We have been able to maintain the $0.27 per share quarterly dividend with recurring income, supplemented with non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust's dividend-paying ability tends to be correlated with its recurring earnings capacity. This quarter, the Trust utilized $0.04 per share of earnings carry-forwards to maintain the $0.27 per share quarterly dividend ($0.02 to maintain the dividend and $0.02 to off-set a non-recurring write-off). Barring an unforeseen favorable change in the market or significant non-recurring income events, it is a distinct possibility that we may have to reduce the dividend in the future from the current $0.27 per share quarterly rate to a level that is consistent with the Trust's recurring income levels. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Robert M. Shettle
President

Portfolio Composition as of 9/30/2016*

Public Bank Loans
0.3%
Public Debt
16.0%
Cash & Short-Term
Investments
9.5%
Private / Restricted
Equity
14.5%
Private Debt
59.7%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)

Corporate restricted securities at fair value (Cost - $96,700,255)	$98,517,161

Corporate restricted securities at market value (Cost - $19,645,379)	19,545,713

Corporate public securities at market value (Cost - $25,156,003)	25,766,096

Short-term securities at amortized cost	8,497,870

Total investments (Cost - $149,999,507)	152,326,840
Cash	6,545,182
Interest receivable	1,406,412
Other assets	48,733

Total assets	160,327,167

Liabilities:
Note payable	15,000,000
Payable for investments purchased	1,690,500
Deferred tax liability	1,112,849
Investment advisory fee payable	631,973
Interest payable	27,267
Accrued expenses	367,756

Total liabilities	18,830,345

Total net assets	$141,496,822

Net Assets:
Common shares, par value $.01 per share	$103,691
Additional paid-in capital	95,814,366
Retained net realized gain on investments, prior years	40,511,310
Undistributed net investment income	3,028,592
Accumulated net realized gain on investments	824,379
Net unrealized appreciation of investments	1,214,484

Total net assets	$141,496,822

Common shares issued and outstanding (14,787,750 authorized)	10,369,161

Net asset value per share	$13.65

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2016
(Unaudited)

Investment Income:
Interest	$8,919,324
Dividends	120,953
Other	159,021

Total investment income	9,199,298

Expenses:
Investment advisory fees	943,470
Interest	460,125
Trustees' fees and expenses	225,000
Professional fees	182,665
Reports to shareholders	72,000
Custodian fees	18,000
Other	85,266

Total expenses	1,986,526

Investment income - net	7,212,772

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	923,822
Income tax expense	(187,753)

Net realized gain on investments after taxes	736,069

Net change in unrealized appreciation of investments before taxes	3,830,541

Net change in deferred income tax expense	(603,761)

Net change in unrealized appreciation of investments after taxes	3,226,780

Net gain on investments	3,962,849

Net increase in net assets resulting from operations	$11,175,621

See Notes to Consolidated Financial Statements

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2016
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(4,457,112)
Purchases of portfolio securities	(31,478,259)
Proceeds from disposition of portfolio securities	37,456,857
Interest, dividends and other income received	8,372,416
Interest expense paid	(460,125)
Operating expenses paid	(1,091,558)
Income taxes paid	(662,200)

Net cash provided by operating activities	7,680,019

Cash flows from financing activities:
Cash dividends paid from net investment income	(8,377,234)
Receipts for shares issued on reinvestment of dividends	560,135

Net cash used for financing activities	(7,817,099)

Net decrease in cash	(137,080)
Cash - beginning of year	6,682,262

Cash - end of period	$6,545,182

Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$11,175,621

Increase in investments	(5,935,159)
Decrease in interest receivable	206,850
Increase in other assets	(21,950)
Increase in deferred tax liability	603,761
Increase in investment advisory fee payable	327,436
Increase in payable for investments purchased	1,690,500
Increase in accrued expenses	107,407
Decrease in tax payable	(474,447)
Total adjustments to net assets from operations	(3,495,602)

Net cash provided by operating activities	$7,680,019

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 09/30/2016 (Unaudited)	For the year ended 12/31/2015
Increase/(decrease) in net assets:
Operations:

Investment income - net	$7,212,772	$9,762,813
Net realized gain on investments after taxes	736,069	161,395
Net change in unrealized appreciation/(depreciation) of investments after taxes	3,226,780	(1,368,494)

Net increase in net assets resulting from operations	11,175,621	8,555,714

Increase from common shares issued on reinvestment of dividends
Common shares issued (2016 - 40,770; 2015 - 27,306)	560,135	368,734

Dividends to shareholders from:

Net investment income (2016 - $0.54 per share; 2015 - $1.08 per share)	(5,588,568)	(11,143,733)

Total increase/(decrease) in net assets	6,147,188	(2,219,285)

Net assets, beginning of period/year	135,349,634	137,568,919

Net assets, end of period/year (including undistributed net investment income of $3,028,592 and $1,404,388, respectively)	$141,496,822	$135,349,634

See Notes to Consolidated Financial Statements

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/16 (Unaudited)	For the years ended December 31,
		2015	2014	2013	2012
Net asset value:
Beginning of period/year	$13.10	$13.35	$12.83	$12.56	$11.90

Net investment income (a)	0.70	0.95	1.04	1.00	1.08
Net realized and unrealized gain (loss) on investments	0.38	(0.12)	0.57	0.35	0.64

Total from investment operations	1.08	0.83	1.61	1.35	1.72

Dividends from net investment income to common shareholders	(0.54)	(1.08)	(0.96)	(1.08)	(1.04)
Dividends from realized gain on investments to common shareholders	—	—	(0.12)	—	(0.04)
Increase from dividends reinvested	0.01	(0.00)(b)	(0.01)	(0.00)(b)	0.02

Total dividends	(0.53)	(1.08)	(1.09)	(1.08)	(1.06)

Net asset value: End of period/year	$13.65	$13.10	$13.35	$12.83	$12.56

Per share market value:
End of period/year	$14.55	$13.75	$13.23	$12.88	$13.91

Total investment return
Net asset value (c)	8.44%	6.23%	13.61%	10.97%	15.89%
Market value (c)	9.94%	12.66%	12.54%	0.47%	(4.54%)
Net assets (in millions):
End of period/year	$141.50	$135.35	$137.57	$131.42	$127.87
Ratio of total expenses to average net assets	2.09%(e)	2.17%	2.84%	2.15%	2.83%
Ratio of operating expenses to average net assets	1.47%(e)	1.49%	1.49%	1.51%	1.51%
Ratio of interest expense to average net assets	0.44%(e)	0.44%	0.45%	0.47%	0.49%
Ratio of income tax expense to average net assets (d)	0.18%(e)	0.24%	0.90%	0.17%	0.83%
Ratio of net investment income to average net assets	6.96%(e)	6.95%	7.82%	7.77%	8.82%
Portfolio turnover	24%	30%	32%	30%	34%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)	Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)	As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.
(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,433	$10,023	$10,171	$9,761	$9,525

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2016
(Unaudited)

Corporate Restricted Securities - 83.44%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 69.63%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	$102,270	$137,055
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	153,952
			113,634	291,007

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$139,205	08/01/12	131,415	138,330
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	224,686
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	37,857
			298,861	400,873

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,910	—
* 12/07/12, 07/11/13 and 06/30/15.

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	152 shs.	12/27/07	75,131	329,556
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	60,321
			96,731	389,877

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$1,200,329	03/27/15	1,181,644	1,224,335
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	114,673
Common Stock (B)	346 shs.	03/27/15	346	—
			1,294,144	1,339,008

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$1,477,791	11/18/14	1,455,792	1,516,078
Limited Liability Company Unit	288 uts.	11/18/14	288,000	438,245
			1,743,792	1,954,323

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	$113,636	$287,929

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
11.75% Second Lien Term Loan due 09/17/2019	$1,759,500	03/30/15	1,742,382	1,700,068

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% Senior Subordinated Note due 4/22/2023	$1,386,057	04/22/16	1,363,211	1,417,034
Limited Liability Company Unit (B)	345,000 uts.	04/20/16	345,000	296,700
			1,708,211	1,713,734

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$1,710,973	*	1,692,711	1,710,973
Limited Partnership Interest	524 uts.	08/01/14	523,950	665,268
* 05/21/13 and 08/01/14.			2,216,661	2,376,241

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% Senior Subordinated Note due 05/18/2021	$746,816	11/19/15	733,695	747,330
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	60,661
			844,795	807,991

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,489,554	1,560,862
Preferred Stock (B)	210 shs.	08/17/15	209,390	199,743
Common Stock (B)	210 shs.	08/17/15	210	—
			1,699,154	1,760,605

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 01/31/2021 (D)	$500,587	07/31/14	491,228	—
Limited Liability Company Unit	45,504 uts.	*	—	—
* 07/31/14 and 10/14/15.			491,228	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$158,865	10/12/12	$157,586	$158,865
13% Senior Subordinated Note due 09/30/2019	$330,589	10/12/12	317,601	330,589
Common Stock (B)	51,064 shs.	10/12/12	51,064	216,167
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	85,580
			546,467	791,201

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$1,597,826	06/30/15	1,571,194	495,326
Common Stock (B)	1,417 shs.	06/30/15	156,800	—
			1,727,994	495,326

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	107,220
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	259,831
			208,333	367,051

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,359,332	1,412,605
Preferred Stock (B)	1,350 shs.	*	134,972	166,134
Preferred Stock (B)	489 shs.	*	48,721	60,214
Common Stock (B)	140 shs.	*	14,864	103,140
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	58 shs.	*	5,430	42,841
* 05/09/13 and 11/01/13.			1,563,319	1,784,934

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$776,910	01/19/11	765,508	776,910
14% Senior Subordinated Note due 08/03/2019	$203,967	08/03/12	201,998	203,967
Common Stock (B)	375 shs.	01/19/11	37,500	55,102
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	43,313
			1,034,256	1,079,292

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$192,847	03/26/12	$190,667	$170,381
Preferred Stock Series A (B)	65 shs.	09/22/16	6,465	—
Preferred Stock (B)	548 shs.	04/11/16	54,762	—
Common Stock (B)	1,327 shs.	*	132,700	—
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	—
* 03/26/12, 05/25/12 and 06/19/12.			390,334	170,381

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 04/01/2021	$2,015,881	*	1,983,139	2,016,289
Limited Liability Company Unit	1,853 uts.	07/18/16	189,267	211,221
* 10/01/14 and 07/18/16.			2,172,406	2,227,510

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	712,348

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)	230 uts.	03/04/15	147,304	121,590

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	106,761
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	82,643
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	854,555
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	135,815
			142,369	1,179,774

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% Senior Subordinated Note due 06/30/2023	$761,597	06/30/16	746,978	766,395
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	3,791
Preferred Stock Series A (B)	758 shs.	06/30/16	72,033	72,033
			822,802	842,219

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$1,287,228	11/22/13	$1,272,237	$1,294,241
Common Stock (B)	90 shs.	*	514,284	417,956
* 11/22/13 and 09/16/16.			1,786,521	1,712,197

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$1,396,975	05/04/12	1,384,436	1,392,497
Preferred Stock (B)	25 shs.	05/04/12	252,434	298,403
Common Stock (B)	25 shs.	05/04/12	28,048	—
			1,664,918	1,690,900

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023	$1,725,000	09/28/16	1,690,500	1,690,500

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$1,725,000	12/22/15	1,702,371	1,707,157

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$1,311,891	11/21/14	1,289,412	1,338,129
Limited Liability Company Unit (B)	230 uts.	11/19/14	71,875	73,186
			1,361,287	1,411,315

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$965,724	04/04/14	953,838	975,382
14% Senior Subordinated Note due 10/04/2019	$253,243	07/01/16	248,512	255,277
Common Stock (B)	31 shs.	04/04/14	77,533	95,445
			1,279,883	1,326,104

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	77,219
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	170,340
			75,418	247,559

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	$—	$80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	170,517
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	21,378
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	18,599
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	33,013
			105,046	324,066

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$1,443,937	05/01/15	1,421,549	1,458,376
Common Stock (B)	148 shs.	05/01/15	148,096	244,251
			1,569,645	1,702,627

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	100,760
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	30,346
			76,687	131,106

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
15% Senior Subordinated Note due 03/27/2020	$1,605,904	03/27/14	1,585,021	1,465,750
Common Stock (B)	15,500 shs.	03/27/14	155,000	38,929
			1,740,021	1,504,679

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 03/27/2019	$1,213,951	03/27/13	1,202,198	1,204,687
Common Stock (B)	1,181 shs.	03/27/13	118,110	133,052
			1,320,308	1,337,739

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% Senior Subordinated Note due 01/05/2022	$1,588,809	01/15/16	1,559,903	1,636,473
Common Stock (B)	147 shs.	01/15/16	147,436	156,650
			1,707,339	1,793,123

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	$70,683	$76,522
Common Stock (B)	342 shs.	06/19/15	2,945	8,264
			73,628	84,786

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	215,591

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	694,191	706,432
Common Stock (B)	846 shs.	02/05/14	84,636	90,673
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	42,550
			815,643	839,655

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$1,437,500	12/19/14	1,414,503	1,484,004
Limited Liability Company Unit Preferred (B)	359 uts.	*	359,375	364,224
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			1,773,878	1,848,228

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% Senior Subordinated Note due 07/01/2022	$1,579,439	07/01/16	1,549,228	1,584,876
Common Stock (B)	150 shs.	07/01/16	149,500	149,500
			1,698,728	1,734,376

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$1,100,874	02/14/14	1,087,386	1,111,883
12% Senior Subordinated Note due 08/14/2019	$431,250	06/22/15	428,064	439,875
Preferred Stock Series A (B)	1,140 shs.	02/14/14	114,011	126,157
Common Stock (B)	821 shs.	02/14/14	822	284,157
			1,630,283	1,962,072

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
Common Stock (B)	517 shs.	03/09/12	$21,419	$107,056

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
16% Senior Subordinated Note due 01/17/2020	$1,705,848	01/17/14	1,686,231	1,475,827
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	2,232
			1,787,794	1,478,059

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 04/15/2021	$703,125	04/15/13	682,277	710,156
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	1,114,724
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	212,238
			948,996	2,037,118

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
13.75% Senior Subordinated Note due 03/31/2021	$1,320,718	12/30/15	1,297,748	1,328,186

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$1,098,837	08/19/08	1,094,457	1,028,587
Common Stock (B)	251 shs.	08/19/08	251,163	45,976
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	11,884
			1,405,853	1,086,447

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12% Senior Subordinated Note due 7/19/2022	$1,126,006	07/19/16	$1,113,934	$1,124,605
Limited Liability Company Unit Class A Preferred (B)	1,127 uts.	09/27/12	112,726	165,271
Limited Liability Company Unit Class A Common (B)	910 uts.	09/27/12	910	93,912
			1,227,570	1,383,788

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	93 shs.	10/27/11	77,462	172,099

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/10/2020	$1,084,039	11/10/14	1,067,760	1,092,950
Common Stock (B)	2,300 shs.	11/10/14	230,000	242,871
			1,297,760	1,335,821

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	122,994

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	165,000	326,697
Preferred Stock B (B)	0.06 shs.	12/20/10	—	119
Common Stock	33 shs.	12/20/10	1,667	207,498
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	172,825
			272,310	707,139

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$577,581	12/11/13	570,838	583,357
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	611,794	1,534,406
			1,182,632	2,117,763

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019 (D)	$1,093,961	12/05/12	1,079,903	—
Limited Liability Company Unit (B)	1,038,805 uts.	12/05/12	232,207	—
			1,312,110	—

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	102 shs.	12/23/11	$—	$—
Preferred Stock Series B	29 shs.	12/23/11	—	—
Common Stock	163 shs.	*	6,522	304,493
* 12/23/11 and 06/30/14.			6,522	304,493

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/24/06	71,053	87,460
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	53,668
			108,924	141,128

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	76,314
Common Stock (B)	353 shs.	07/15/08	285,619	346,535
			285,619	422,849

Kyjen Company
A designer and distributer of branded and private label dog toys and accessories primarily in the US.
13% Senior Subordinated Note due 10/14/2021	$1,306,229	10/14/15	1,283,266	1,345,416

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	173,397
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	24,277
* 05/04/07 and 01/02/08.			189,262	197,674

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018 (D)	$419,971	01/15/10	404,121	—
15% Senior Subordinated Note due 01/15/2018 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$874,763	04/17/15	$866,780	$829,807
Limited Liability Company Unit	5 uts.	04/17/15	678,329	274,290
			1,545,109	1,104,097

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% Senior Subordinated Note due 09/15/2021	$766,867	09/22/15	753,548	774,536
Limited Liability Company Unit Class B (B)	101,500 uts.	09/22/15	101,500	103,449
			855,048	877,985

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	340,721
15% Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	—
Limited Liability Company Unit Series A (B)	228 uts.	05/07/14	14,760	—
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	—
Common Stock Class A (B)	1,859 shs.	08/18/15	—	—
			643,557	340,721

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$1,103,876	09/30/14	1,086,675	1,125,954
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	136,222
			1,306,220	1,262,176

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$1,303,250	11/02/12	1,289,691	1,303,250
Common Stock (B)	45 shs.	11/02/12	44,643	45,255
			1,334,334	1,348,505

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% Senior Subordinated Note due 10/29/2021	$1,730,864	04/29/16	1,698,431	1,740,012

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$1,004,984	11/30/10	$997,562	$1,004,984
Limited Liability Company Unit Class B-1 (B)	75,000 uts.	11/30/10	—	44,781
Limited Liability Company Unit Class B-2 (B)	6,801 uts.	11/30/10	—	4,061
			997,562	1,053,826

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$810,000	02/02/07	809,408	—
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	36,011
* 12/18/08 and 09/30/09.			1,665,969	36,011

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	1,499,119	1,563,548
Common Stock (B)	207 shs.	05/17/16	207,000	237,184
			1,706,119	1,800,732

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	69,031
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	55,140
Common Stock (B)	344 shs.	06/04/10	344	49,862
			86,823	174,033

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% Senior Subordinated Note due 07/29/2021	$1,449,000	01/29/16	1,422,609	1,492,470
Common Stock Class A (B)	276,000 shs.	01/29/16	276,000	329,001
			1,698,609	1,821,471

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	$59,034	$1,235,800
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	179,644
Common Stock (B)	21,462 shs.	05/22/09	993,816	—
			1,342,900	1,415,444

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	156,250 uts.	11/29/12	156,250	—

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$1,059,351	07/31/14	1,045,056	1,044,220
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	128,088
			1,193,152	1,172,308

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$1,610,100	05/29/15	1,583,360	1,642,302
Limited Liability Company Unit Preferred (B)	1,149 uts.	05/29/15	114,900	127,997
Limited Liability Company Unit Common (B)	1,149 uts.	05/29/15	—	77,735
			1,698,260	1,848,034

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$1,161,087	11/20/14	1,144,535	1,184,309
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	439,740
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	49,825
			1,359,454	1,673,874

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$1,135,898	05/12/15	1,117,965	1,158,616
Common Stock (B)	118 shs.	05/12/15	118,476	174,818
			1,236,441	1,333,434

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	253,325
* 10/21/11 and 08/03/12.

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	2,098 shs.	03/30/12	$83,920	$123,628
Common Stock (B)	983 shs.	03/30/12	9,830	176,065
			93,750	299,693

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	31,129
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	12,718
			103,825	43,847

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	393,663
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	99,715
* 08/31/07 and 03/06/08.			328,729	493,378

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	726,147	—
Common Stock (B)	841 shs.	10/18/13	84,100	—
			810,247	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	1,692,087	1,757,116

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,044,659	1,051,600
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	192,350
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	32,117
			1,233,620	1,276,067

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 12/14/2017	$1,372,356	*	$1,355,714	$1,235,120
Common Stock (B)	38 shs.	12/14/10	38,168	13,630
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	13,301
* 12/14/10, 08/17/12 and 03/31/16.			1,431,131	1,262,051

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% Senior Subordinated Note due 07/31/2021	$1,215,600	07/31/15	1,195,390	1,206,825
Common Stock (B)	68 shs.	07/31/15	78,150	49,525
			1,273,540	1,256,350

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
12.5% Senior Subordinated Note due 04/15/2021	$766,700	10/15/15	753,337	789,701
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	121,187
			849,137	910,888

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$634,764	12/05/13	—	634,764
15% Senior Subordinated Note due 12/05/2020 (D)	$67,125	12/05/13	219,203	67,125
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	5,616
			219,203	707,505

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	147,727 shs.	07/05/13	147,727	214,778

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$1,139,119	01/23/15	1,122,100	1,126,192

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$1,725,000	01/21/16	1,693,819	1,723,668

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	$184,266	$—
Class C Unit (B)	450,000 uts.	10/29/09	413,244	102,742
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	—
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	—
* 07/19/04 and 10/29/09.			923,711	102,742

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	558,444

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$1,680,931	11/30/06	867,531	1,512,838
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—
			1,014,571	1,512,838

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% Senior Subordinated Note due 02/03/2021	$374,549	08/03/15	368,517	382,040
Limited Liability Company Unit (B)	370,241 uts.	08/03/15	370,241	559,546
			738,758	941,586

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	205 shs.	12/16/10	205,480	223,158
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	55 shs.	12/16/10	49,334	59,971
			254,814	283,129

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% Senior Subordinated Note due 07/22/2021	$1,584,508	01/22/16	1,555,991	1,632,043
Common Stock (B)	157 shs.	01/22/16	156,818	177,327
			1,712,809	1,809,370

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$960,675	11/03/11	$953,670	$960,675
Common Stock (B)	1,500 shs.	11/03/11	150,000	215,297
			1,103,670	1,175,972

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$1,578,218	03/04/15	1,553,360	1,374,787
Common Stock (B)	1,835 shs.	03/04/15	183,500	85,680
			1,736,860	1,460,467

Total Private Placement Investments (E)			$96,700,255	$98,517,161

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 13.81%:
Bonds - 13.81%
Altice Financing S.A.	7.500%	05/15/26	$400,000	$400,000	$416,500
Amsted Industries	5.375	09/15/24	240,000	240,000	238,800
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	168,800
Belden Inc.	5.250	07/15/24	210,000	210,000	213,150
Boise Cascade Company	5.625	09/01/24	130,000	130,000	131,950
Cimpress N.V.	7.000	04/01/22	500,000	486,833	521,250
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	414,375
Consolidated Energy Finance S.A.	6.750	10/15/19	500,000	494,662	493,750
Constellium N.V.	7.875	04/01/21	373,000	373,000	398,177
Cornerstone Chemical Company	9.375	03/15/18	375,000	378,449	373,125
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	242,575
CVR Partners, LP.	9.250	06/15/23	500,000	487,893	483,750
Dean Foods	6.500	03/15/23	329,000	329,000	350,878
Dell Inc.	4.420	06/15/21	600,000	628,238	627,072
Digicel Group Limited	6.000	04/15/21	500,000	457,217	441,700
Endo Finance LLC	5.375	01/31/23	500,000	490,521	442,500
First Data Corporation	5.000	01/15/24	406,000	406,000	412,090
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	134,302
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	320,763
HP Enterprise Company	4.900	10/15/25	500,000	498,680	533,653
Hughes Satellite Systems Corporation	6.625	08/01/26	500,000	496,516	482,500
International Wire Group	8.500	10/15/17	500,000	509,826	500,700
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	529,375
Jupiter Resources Inc.	8.500	10/01/22	500,000	473,328	420,000
OPE KAG Finance Sub	7.875	07/31/23	500,000	521,579	473,750
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	679,138	659,685
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	493,125
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	395,625
Micron Technology, Inc.	5.250	08/01/23	494,000	494,000	487,825
Micron Technology, Inc.	7.500	09/15/23	203,000	203,000	225,480
Moog Inc.	5.250	12/01/22	500,000	503,402	516,875
Nielsen Finance LLC	5.000	04/15/22	271,000	272,632	279,808
Penske Corporation	4.875	07/11/22	500,000	498,571	557,948
Prime Security Services Borrower	9.250	05/15/23	500,000	500,000	545,000
Sabre GLBL, Inc.	5.250	11/15/23	122,000	122,000	124,135
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	212,160
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	488,750
Tallgrass Operations LLC	5.500	09/15/24	304,000	304,000	306,280

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

TeamHealth Holdings Inc	7.250%	12/15/23	$115,000	$115,000	$123,769
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	483,630
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	524,375
Univision Communications, Inc.	5.125	05/15/23	160,000	160,000	162,000
Univision Communications, Inc.	5.125	02/15/25	419,000	424,761	421,619
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	208,967
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,462	242,500
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	503,527	507,500
VRX Escrow Corp.	6.125	04/15/25	382,000	382,000	328,998
Welltec A/S	8.000	02/01/19	375,000	371,844	362,344
West Corporation	5.375	07/15/22	500,000	492,300	490,000
Western Digital Corporation	10.500	04/01/24	253,000	253,000	293,480
Wolverine World Wide, Inc.	5.000	09/01/26	335,000	335,000	338,350

Total Bonds				19,645,379	19,545,713

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				19,645,379	19,545,713

Total Corporate Restricted Securities				$116,345,634	$118,062,874

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Public Securities - 18.21%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.28%
Aquilex Holdings LLC	5.000%	12/31/20	$157,303	$157,062	$150,224
Seadrill Partners Finco, LLC	4.000	02/21/21	496,173	223,407	246,018

Total Bank Loans				380,469	396,242

Bonds - 17.93%
Accuride Corp	9.500	08/01/18	500,000	492,947	500,000
ADT Security Services Corporation	4.125	06/15/23	500,000	438,444	492,500
Air Lease Corp.	3.000	09/15/23	600,000	594,742	593,178
Alcoa, Inc.	6.150	08/15/20	600,000	616,566	661,500
Anglogold Holdings PLC	5.375	04/15/20	600,000	602,798	625,146
Anixter, Inc.	5.125	10/01/21	165,000	165,000	172,013
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	399,444
Bank of America Corporation	4.000	04/01/24	500,000	498,526	538,806
Brunswick Corporation	7.125	08/01/27	500,000	504,073	588,750
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	602,183	603,715
Clearwater Paper Corporation	4.500	02/01/23	500,000	496,522	500,625
Commercial Metals Company	4.875	05/15/23	750,000	751,127	744,375
CVR Refining LLC	6.500	11/01/22	350,000	341,021	316,750
Duke Realty Limited Partnership	3.875	10/15/22	500,000	501,781	532,726
EP Energy Corporation	9.375	05/01/20	406,000	190,797	287,245
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,631	638,625
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	649,622	645,018
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	151,600
Frontier Communications Corporation	6.875	01/15/25	500,000	490,791	442,500
General Motors Financial Co. Inc.	4.000	01/15/25	500,000	508,882	504,723
GEO Group, Inc.	5.875	01/15/22	500,000	474,031	450,000
HealthSouth Corporation	5.125	03/15/23	421,000	412,362	419,947
Hertz Corporation	6.750	04/15/19	220,000	218,594	224,975
Hornbeck Offshore Services, Inc.	1.500	09/01/19	500,000	257,500	285,000
Hospital Corporation of America	5.375	02/01/25	100,000	101,613	103,250
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	184,875
Icahn Enterprises L.P.	6.000	08/01/20	600,000	607,532	603,000
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,986	524,190
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,326	525,220
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	168,000
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	472,295	485,000
Lazard Group LLC	4.250	11/14/20	500,000	498,972	536,095
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	357,567	364,875
LyondellBasell Industries N.V.	5.750	04/15/24	500,000	596,782	596,358
MasTec, Inc.	4.875	03/15/23	500,000	492,394	493,750
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,007,500

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Corporate Public Securities - 18.21%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

MPLX LP	4.875%	12/01/24	$500,000	$500,000	$517,163
Netflix, Inc.	5.500	02/15/22	299,000	299,000	321,799
Omnova Solutions, Inc.	7.875	11/01/18	450,000	453,362	451,620
Owens Corning	4.200	12/01/24	600,000	637,870	636,542
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,439	126,406
Pitney Bowes Inc.	3.375	10/01/21	500,000	499,606	499,760
Precision Drilling Corporation	6.625	11/15/20	250,000	254,344	231,875
Reinsurance Group of America	3.950	09/15/26	500,000	503,217	523,107
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	496,250
Sanchez Energy Corporation	6.125	01/15/23	500,000	357,619	401,250
Sprint Corporation	7.125	06/15/24	155,000	155,000	151,125
Sprint Nextel Corporation	6.000	12/01/16	500,000	500,521	502,500
Steelcase, Inc.	6.375	02/15/21	500,000	504,454	570,082
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	506,250
Summit Midstream Holdings, LLC	5.500	08/15/22	92,000	66,738	87,630
Time Warner Cable, Inc.	5.000	02/01/20	500,000	495,986	541,999
Tyson Foods, Inc.	4.500	06/15/22	500,000	510,457	555,159
Weatherford International	4.500	04/15/22	500,000	513,514	422,500
William Lyon Homes	7.000	08/15/22	500,000	500,000	515,000
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	400,563

Total Bonds				24,775,534	25,369,854

Total Corporate Public Securities				$25,156,003	$25,766,096

Short-Term Security:	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 6.01%
Agrium U.S. Inc.	0.800%	10/12/16	$2,000,000	$1,999,511	$1,999,511
Fortive Corporation	0.770	10/19/16	2,250,000	2,249,134	2,249,134
Molex Incorporated	0.730	10/06/16	2,250,000	2,249,772	2,249,772
The Volvo Group	0.820	10/13/16	2,000,000	1,999,453	1,999,453

Total Short-Term Security				$8,497,870	$8,497,870

Total Investments	107.65%			$149,999,507	$152,326,840

Other Assets	5.66				8,000,327
Liabilities	(13.31)				(18,830,345)

Total Net Assets	100.00%				$141,496,822

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of September 30, 2016 the values of these securities amounted to $98,517,161 or 69.63% of net assets.
PIK - Payment-in-kind

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 3.74%
API Technologies Corp.	$1,713,734
FMH Holdings Corporation	1,702,627
Merex Holding Corporation	340,721
Sunvair Aerospace Group Inc.	1,256,350
Whitcraft Holdings, Inc.	283,129
5,296,561

AUTOMOTIVE - 10.85%
Accuride Corp	500,000
Aurora Parts & Accessories LLC	1,760,605
CG Holdings Manufacturing Company	1,784,934
DPL Holding Corporation	1,690,900
Ford Motor Credit Co. LLC	645,018
General Motors Financial Co. Inc.	504,723
Grakon Parent	215,591
J A C Holding Enterprises, Inc.	707,139
J.B. Poindexter Co., Inc.	529,375
K & N Parent, Inc.	304,493
Meritor, Inc.	1,007,500
Moog Inc.	516,875
Power Stop Holdings LLC	1,848,034
Randy's Worldwide Automotive	1,333,434
The Volvo Group	1,999,453
15,348,074

BANKING - 0.38%
Bank of America Corporation	538,806

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.81%
Icahn Enterprises L.P.	603,000
Lazard Group LLC	536,095
1,139,095

BUILDING MATERIALS - 10.99%
ARI Holding Corporation	2,376,241
Boise Cascade Company	131,950
Janus Group Holdings LLC	2,117,763
Happy Floors Acquisition, Inc.	1,734,376
NSi Industries Holdings, Inc.	1,800,732
Owens Corning	636,542
Pearlman Enterprises, Inc.	1,415,444
Signature Systems Holding Company	43,847
Sunrise Windows Holding Company	1,262,051
Fair Value/ Market Value

Torrent Group Holdings, Inc.	$707,505
Wellborn Forest Holding Company	1,512,838
Wolf-Gordon, Inc.	1,809,370
15,548,659

CABLE & SATELLITE - 1.60%
Hughes Satellite Systems Corporation	482,500
Time Warner Cable, Inc.	541,999
Unitymedia KabelBW GmbH	524,375
UPCB Finance IV Limited	208,967
Virgin Media Secured Finance PLC	507,500
2,265,341

CHEMICALS - 4.49%
Agrium U.S. Inc.	1,999,511
Compass Chemical International LLC	121,590
Consolidated Energy Finance S.A.	493,750
Cornerstone Chemical Company	373,125
CVR Partners, LP.	483,750
LBC Tank Terminals Holding Netherlands B.V.	659,685
LyondellBasell Industries N.V.	596,358
Omnova Solutions, Inc.	451,620
Polytex Holdings LLC	1,172,308
6,351,697

CONSTRUCTION MACHINERY - 0.21%
Safety Infrastructure Solutions	299,693

CONSUMER CYCLICAL SERVICES - 3.83%
ADT Security Services Corporation	492,500
CHG Alternative Education Holding Company	1,079,292
Church Services Holding Company	170,381
Cimpress N.V.	521,250
GEO Group, Inc.	450,000
PPC Event Services	1,673,874
Prime Security Services Borrower	545,000
West Corporation	490,000
5,422,297

CONSUMER PRODUCTS - 9.53%
AMS Holding LLC	287,929
Animal Supply Company	1,700,068

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Blue Wave Products, Inc.	$791,201
gloProfessional Holdings, Inc.	1,337,739
GTI Holding Company	839,655
Handi Quilter Holding Company	1,848,228
HHI Group, LLC	1,478,059
HP Enterprise Company	533,653
K N B Holdings Corporation	141,128
Kyjen Company	1,345,416
Manhattan Beachwear Holding Company	—
MasTec, Inc.	493,750
Master Cutlery LLC	1,104,097
Perry Ellis International, Inc.	126,406
York Wall Holding Company	1,460,467
13,487,796

DIVERSIFIED MANUFACTURING - 6.43%
ABC Industries, Inc.	400,873
Advanced Manufacturing Enterprises LLC	—
Airxcel Holdings	1,954,323
Amsted Industries	238,800
Belden Inc.	213,150
BP SCI LLC	367,051
CTP Transportation Products, LLC	242,575
F G I Equity LLC	324,066
Fortive Corporation	2,249,134
Forum Energy Technologies	151,600
Ideal Tridon Holdings, Inc.	172,099
K P I Holdings, Inc.	422,849
Motion Controls Holdings	1,053,826
NetShape Technologies, Inc.	36,011
Strahman Holdings Inc	1,276,067
9,102,424

FINANCE COMPANIES - 0.42%
Air Lease Corp.	593,178

FINANCIAL OTHER - 0.09%
Insurance Claims Management, Inc.	122,994

FOOD & BEVERAGE - 9.15%
1492 Acquisition LLC	291,007
Bunge Limited Finance Corp.	603,715
Dean Foods	350,878
Eagle Family Foods, Inc.	1,707,157

Fair Value/ Market Value

F F C Holding Corporation	$247,559
GenNx Novel Holding, Inc.	1,504,679
Hollandia Produce LLC	1,328,186
Hospitality Mints Holding Company	1,086,447
Impact Confections	1,335,821
JMH Investors LLC	—
PANOS Brands LLC	1,821,471
Tyson Foods, Inc.	555,159
Westminster Acquisition LLC	941,586
WP Supply Holding Corporation	1,175,972
12,949,637

GAMING - 1.21%
CTM Holding, Inc.	1,712,197

HEALTHCARE - 3.38%
CORA Health Services, Inc.	842,219
ECG Consulting Group	1,411,315
GD Dental Services LLC	131,106
Healthcare Direct Holding Company	107,056
HealthSouth Corporation	419,947
Hospital Corporation of America	288,125
Laboratory Corporation of America Holdings	525,220
Lifepoint Hospitals, Inc.	364,875
TeamHealth Holdings Inc	123,769
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	242,500
VRX Escrow Corp.	328,998
4,785,130

HEALTH INSURANCE - 0.37%
Reinsurance Group of America	523,107

HOME CONSTRUCTION - 0.48%
Beazer Homes USA, Inc.	168,800
William Lyon Homes	515,000
683,800

INDEPENDENT - 1.85%
Antero Resources Corporation	399,444
EP Energy Corporation	287,245
Jupiter Resources Inc.	420,000
Laredo Petroleum, Inc.	485,000

See Notes to Consolidated Financial Statements

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

MEG Energy Corporation	$395,625
Precision Drilling Corporation	231,875
Sanchez Energy Corporation	401,250
2,620,439

INDUSTRIAL OTHER - 10.81%
Advanced Technologies Holdings	389,877
AFC - Dell Holding Corporation	1,339,008
Aquilex Holdings LLC	150,224
Brunswick Corporation	588,750
Clough, Harbour and Associates	712,348
Connecticut Electric, Inc.	1,179,774
Hartland Controls Holding Corporation	1,962,072
Hi-Rel Group LLC	2,037,118
HVAC Holdings, Inc.	1,383,788
International Wire Group	500,700
Mail Communications Group, Inc.	197,674
MC Sign Holdings LLC	877,985
Molex Incorporated	2,249,772
Nielsen Finance LLC	279,808
O E C Holding Corporation	174,033
Smart Source Holdings LLC	493,378
SMB Machinery Holdings, Inc.	—
Steelcase, Inc.	570,082
Tranzonic Holdings LLC	214,778
15,301,169

MEDIA & ENTERTAINMENT - 3.25%
BlueSpire Holding, Inc.	495,326
GlynnDevins Acquisition Corporation	84,786
HOP Entertainment LLC	—
Lamar Media Corp.	168,000
Money Mailer Equity LLC	1,740,012
Netflix, Inc.	321,799
R.R. Donnelley & Sons Company	496,250
Sinclair Broadcast Group, Inc.	212,160
Sinclair Television Group, Inc.	488,750
Univision Communications, Inc.	583,619
4,590,702

METALS & MINING - 1.72%
Alcoa, Inc.	661,500
Anglogold Holdings PLC	625,146
Fair Value/ Market Value

Commercial Metals Company	$744,375
Constellium N.V.	398,177
2,429,198

MIDSTREAM - 1.31%
CVR Refining LLC	316,750
Ferrellgas Partners, L.P.	638,625
Suburban Propane Partners, L.P.	506,250
Summit Midstream Holdings, LLC	87,630
Tallgrass Operations LLC	306,280
1,855,535

OIL FIELD SERVICES - 1.78%
Avantech Testing Services LLC	—
Hilcorp Energy Company	320,763
Hornbeck Offshore Services, Inc.	285,000
Petroplex Inv Holdings LLC	—
Seadrill Partners Finco, LLC	246,018
Topaz Marine S.A.	483,630
Weatherford International	422,500
Welltec A/S	362,344
WPX Energy, Inc.	400,563
2,520,818

OTHER - REITS - 0.38%
Duke Realty Limited Partnership	532,726

PACKAGING - 0.64%
ASC Holdings, Inc.	807,991
Vitex Packaging Group, Inc.	102,742
910,733

PAPER - 1.55%
Clearwater Paper Corporation	500,625
Dunn Paper	1,690,500
2,191,125

PHARMACEUTICALS - 3.17%
Clarion Brands Holding Corp.	2,227,510
Endo Finance LLC	442,500
ERG Holding Company LLC	1,326,104
Mallinckrodt PLC	493,125
4,489,239

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2016
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

REFINING - 2.35%
CITGO Petroleum Corporation	$414,375
MES Partners, Inc.	1,262,176
MPLX LP	517,163
Tristar Global Energy Solutions, Inc.	1,126,192
3,319,906

RETAILERS - 0.33%
HD Supply, Inc.	134,302
Wolverine World Wide, Inc.	338,350
472,652

TECHNOLOGY - 6.29%
Anixter, Inc.	172,013
Dell Inc.	627,072
First Data Corporation	412,090
Glynlyon Holding Companies, Inc.	1,793,123
Jabil Circuit, Inc.	524,190
Micron Technology, Inc.	713,305
Pitney Bowes Inc.	499,760
REVSpring, Inc.	253,325
Sabre GLBL, Inc.	124,135
Software Paradigms International Group, LLC	1,757,116
Veritext Corporation	1,723,668
Western Digital Corporation	293,480
8,893,277

Fair Value/ Market Value

TELECOMMUNICATIONS - 0.30%
Altice Financing S.A.	$416,500

TRANSPORTATION SERVICES - 2.88%
Hertz Corporation	224,975
MNX Holding Company	1,348,505
OPE KAG Finance Sub	473,750
Penske Corporation	557,948
Team Drive-Away Holdings LLC	910,888
VP Holding Company	558,444
4,074,510

WIRELESS - 0.77%
Digicel Group Limited	441,700
Sprint Corporation	151,125
Sprint Nextel Corporation	502,500
1,095,325

WIRELINES - 0.31%
Frontier Communications Corporation	442,500

Total Investments - 107.65%	$152,326,840

See Notes to Consolidated Financial Statements

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Participation Investors (formerly known as Babson Capital Participation Investors) (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988. In order to clarify the Trust's relationship to Barings LLC (formerly known as Babson Capital Management LLC), as of September 12, 2016, the Trust's name was changed to replace "Babson Capital Participation Investors" with "Barings Participation Investors".

The Trust is a diversified closed-end management investment company. Barings LLC, a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the
"Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Barings LLC. Barings LLC has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings LLC considers all relevant factors that are reasonably available, through either public information or information available to Barings LLC, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings LLC. In approving valuations, the Trustees will consider reports by Barings LLC analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings LLC has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $98,517,161 (69.63% of net assets) as of September 30, 2016 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2016, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings LLC conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings LLC is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings LLC continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings LLC believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2016.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Corporate Bonds	$71,204,660	Discounted Cash Flows	Discount Rate	9.0% to 19.8%	12.2%

	$4,235,525	Market Approach	Valuation Multiple	3.8x to 10.2x	7.8x

			EBITDA	$(11.5) million to $9.9 million	$5.4 million
Equity Securities	$23,076,976	Market Approach	Valuation Multiple	3.8x to 12.2x	8.1x

			Discount for lack of marketability	0% to 20%	0.2%

			EBITDA	$(11.5) million to $157.7 million	$22.9 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of September 30, 2016:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$94,985,898	$—	$19,545,713	$75,440,185
Common Stock - U.S.	7,270,599	—	—	7,270,599
Preferred Stock	4,655,317	—	—	4,655,317
Partnerships and LLCs	11,151,060	—	—	11,151,060
Public Securities
Bank Loans	396,242	—	396,242	—
Corporate Bonds	25,369,854	—	25,369,854	—
Short-term Securities	8,497,870	—	8,497,870	—
Total	$152,326,840	$—	$53,809,679	$98,517,161

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2015	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2016
Restricted Securities
Corporate Bonds	$67,658,072	$(1,751,473)	$18,869,394	$(4,798,853)	$(4,536,955)	$—	$—	$75,440,185
Common Stock - U.S.	7,806,723	360,419	854,829	(1,751,372)	—	—	—	7,270,599
Preferred Stock	6,609,176	1,163,529	133,260	(3,250,648)	—	—	—	4,655,317
Partnerships and LLCs	9,670,199	2,243,189	648,561	(1,410,889)	—	—	—	11,151,060
	$91,744,170	$2,015,664	$20,506,044	$(11,211,762)	$(4,536,955)	$—	$—	$98,517,161
There were no transfers into or out of Level 1 and Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$185,328	—
Net realized gain on investments before taxes	$1,967,289	—
Net change in unrealized depreciation of investments before taxes	$(136,953)	(879,056)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2016, the PI Subsidiary Trust has incurred income tax expense of $187,753.

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2016, the PI Subsidiary Trust has a deferred tax liability of $1,112,849.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the nine months ended September 30, 2016.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract
A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings LLC has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings LLC represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings LLC also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings LLC is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings LLC, approve the valuation of the Trust's net assets as of such day.
4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2016, the Trust incurred total interest expense on the Note of $460,125.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the nine months ended 09/30/16
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$25,250,606	$23,962,720
Corporate public securities	7,918,153	13,494,137

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2016. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of September 30, 2016 is $2,327,333 and consists of $14,758,594 appreciation and $12,431,261 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $1,112,849 on net unrealized gains on the PI Subsidiary Trust.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

6.	Quarterly Results of Investment Operations

	March 31, 2016
	Amount	Per Share
Investment income	$2,914,218
Net investment income	2,253,036	$0.22
Net realized and unrealized gain on investments (net of taxes)	655,058	0.06

	June 30, 2016

	Amount	Per Share
Investment income	$3,195,325
Net investment income	2,534,391	$0.25
Net realized and unrealized gain on investments (net of taxes)	1,008,402	0.10

	September 30, 2016

	Amount	Per Share
Investment income	$3,089,755
Net investment income	2,425,345	$0.23
Net realized and unrealized loss on investments (net of taxes)	2,299,389	0.22

Barings Participation Investors
(formerly known as Babson Capital Participation Investors)

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THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

●	Applications or other forms, interviews, or by other means;

●	Consumer or other reporting agencies, government agencies, employers or others;

●	Your transactions with us, our affiliates, or others; and

●	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

September 2016

Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
Officer

Janice M. Bishop
Vice President, Secretary & Chief
 Legal Officer

Sean Feeley
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.